UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 2, 2009

IDEAEDGE, INC.

A Colorado Corporation

(Exact name of registrant as specified in its charter)

COLORADO	000-27145	33-0756798
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

6440 Lusk Blvd., Suite 200

San Diego California 92121

 (Address of principal executive offices)

(858) 677-0080

 (Registrant’s telephone number)

 (Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01

REGULATION FD DISCLOSURE

On January 29, 2009, IdeaEdge, Inc. (the “Company”) held a meeting which included certain of the Company’s investors in order to review the Company’s corporate strategy and progress to date.  In connection with the meeting, certain information was shared with the meeting attendees that was not previously disclosed publicly regarding the Company’s strategy and estimated timelines for marketing its BillMyParentsTM payment platform, including the following milestones:

1.

Sign up users using social networking partners and gaming sites;

2.

Build credibility and momentum with consumers using viral shopping applications in partnership with leading online merchants;

3.

Launch a company developed debit card; and

4.

Add major retailers and seek to become a standard for youth payments.

The Company shared with the attendees that it expects that the various milestones outlined above to be carried out over the remainder of calendar year 2009.  Among more specific actions which the Company plans to take discussed with those in attendance at the meeting were the following:

•

Launching major third party applications (e.g. online gaming sites) employing the BillMyParentsTM payment platform;

•

Developing a BillMyParentsTM viral social network based shopping application; and

•

Signing and launching a major online retailer to incorporate the BillMyParentsTM payment platform.

Company management also discussed its Socialwise™ Group Gifting Platform and noted the following.

•

Management’s intention to re-launch and re-brand its current Company controlled group gifting application.  Formerly titled Gimme, the new application will be titled Group Gift Card, will have substantial changes to its user interface and will incorporate new features to improve the user experience.

•

The third party application developer RockYou! continues to work with the Company to incorporate its Socialwise™ Group Gifting Platform within RockYou!’s Birthday Cards™ application, however deployment was delayed from the previously anticipated December 2008 launch.  While remaining uncertain as to the ultimate date of the launch, management estimates that it will occur prior to the end of the Company’s third fiscal quarter on June 30, 2009.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed with the Commission. This Current Report is not intended to be deemed a determination by the Company as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Note with respect to forward looking statements: In addition to historical information, this Current Report on Form 8-K may contain statements relating to future results of the Company (including certain projections and business trends) that are “forward-looking statements.” Our actual results may differ materially from those projected as a result of certain risks and uncertainties. These risks and uncertainties include, but are not limited to, without limitation, statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance are not statements of historical fact and may be “forward-looking statements.” Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results or achievements of the Company to be materially different from any future results or achievements of the Company expressed or implied by such forward-looking statements. Such factors include, among others, those set forth herein and those detailed from time to time in our other Securities and Exchange Commission (“SEC”) filings including those contained in our most recent Form 10-K or Form 10-Q. These forward-looking statements are made only as of the date hereof, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law. The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company disclaims any obligation subsequently to revise any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IDEAEDGE, INC.
/s/ Jonathan Shultz
Dated: February 2, 2009	By:
Jonathan Shultz Chief Financial Officer

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